Other Assets and Prepaid Expenses - Summary of Other Current Assets and Prepaid Expenses (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Prepaid Expense and Other Assets, Current [Abstract]
Tax credits	$ 34,465	$ 37,067
Prepaid expenses and advance to suppliers	15,664	29,083
Prepaid advertising	175	1,483
Others	1,991	2,061
Total prepaid expense and other assets	$ 52,295	$ 69,694